JPMorgan 26th Annual Healthcare Conference January 7, 2008

Statements contained in this presentation that are not historical information are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about ev3's future financial and operating results, its effective tax rate for 2008, planned restructuring and integration activities and the timing thereof, anticipated synergies as a result of the merger with FoxHollow and the timing thereof, expectations regarding the resolution of certain sales force issues, the effect of elevated field inventory levels of certain products on ev3's financial results, and other statements identified by words such as "expect," "anticipate," "estimate," "will," "would," "outlook," "guidance," or words of similar meaning and any other statements that are not historical facts. Such forward-looking statements are based upon the current beliefs and expectations of ev3's management and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied. Forward-Looking Statements

Forward-Looking Statements (continued) Such potential risks and uncertainties include, but are not limited to, in no particular order: the businesses of ev3 and FoxHollow not being integrated successfully, or such integration taking longer or being more difficult, time- consuming or costly to accomplish than expected; the failure to realize revenue synergies and cost-savings from ev3's merger with FoxHollow or delay in realization thereof; the failure to enter into settlement agreements with The Regents of the University of California and Boston Scientific Corporation on anticipated terms or at all; the effect of elevated field inventory levels of certain products; the impact of competitive products and pricing; changes in the regulatory environment; availability of third party reimbursement; potential margin pressure resulting from volume selling, as well as potential adverse effects on future product demand resulting from volume purchases; delays in regulatory approvals and the introduction of new products; and success of clinical testing.

Forward-Looking Statements (continued) More detailed information on these and additional factors which could affect ev3's operating and financial results is described in the company's filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. ev3 Inc. urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the company faces. Additionally, ev3 undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Measures In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), ev3 uses certain non-GAAP financial measures from time to time, such as "adjusted earnings per share" as supplemental measures of performance and believes these measures facilitate operating performance comparisons from period to period and company to company by factoring out potential differences caused by non-recurring, unusual or infrequent charges not related to ev3's regular, ongoing business, variations in capital structure, tax positions, depreciation, non-cash charges and certain large and unpredictable charges. ev3 also believes that the presentation of these measures provides useful information to investors in evaluating the company's operations, period over period. Non-GAAP measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the company's results as reported under GAAP. When analyzing ev3's operating performance, investors should not consider these non-GAAP measures as a substitute for net income (loss) prepared in accordance with GAAP. In addition, investors should note that the non-GAAP financial measures used by ev3 may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. Whenever ev3 uses historical non-GAAP financial measures, it provides a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure. ev3, however, does not provide forward-looking guidance for certain financial data, such as amortization, accretion, stock-based compensation and net income (loss) from operations, net income (loss) from operations per common share and as a result, is not able to provide a reconciliation of GAAP to non-GAAP financial measures for forward-looking data.

Creating A Global Leader In Endovascular Devices

ev3 at A Glance Medical device company focused on minimally invasive treatments for Peripheral Vascular Disease (PVD) and Neurovascular Disease IPO June 2005 - NASDAQ:EVVV Two product platforms serve estimated $3+ billion potential market* PV: ~ $2.5 billion - Serving Vascular Surgeons, Interventional Cardiologists, Interventional Radiologists Neuro: ~ $550 million - Serving Neuro Surgeons, Neuro Interventionalists, Interventional Neuroradiologists Products sold in over 60 countries Corporate headquarters in Plymouth, MN Other locations in Irvine, CA; Redwood City, CA; Paris, France Approximately 1,600 employees worldwide as of December 2007 Merged with FoxHollow Technologies, Inc. in October 2007 * Internal estimates

Balanced Revenue Growth



Total Worldwide (WW) ev3*
+60%
$61.5
$65.
$65.0
$57.7
$92.2
Q1
Q2
Q3
Q4
Total International
+22%
$26.4
$25.8
$26.8
$23.1
$28.0
Q1
Q2
Q3
Q4
Revenues
($ Millions)
2006
2007
WW Peripheral Vascular*
+70%
$36.5
$40.6
$38.7
$34.0
$57.9
Q1
Q2
Q3
Q4
WW Neurovascular
+20%
$25.0
$24.8
$26.4
$23.7
$28.3
Q1
Q2
Q3
Q4

* Post-merger (excludes Oct 1-Oct 4 stub)

8

Established Platform for 2008 Execution Strengthening Organization and Management Focus US Commercial Operations group formed Focused leadership in manufacturing & supply chain functions Management focused on the pipeline Capturing Cost Synergies Projected to be ~$70M PV sales force integration completed Redundant positions eliminated; shared services consolidated Driving Multiple Growth Platforms Cross selling US PV market-estimated growth opportunity of $134M* Neuro share growth-Axium, 10 point market share gain equates to approximately $35M* Novation implementation from Q4 '07 International share growth New product and clinical trial pipeline * Internal estimates

Strengthening and Focusing Management Driving Revenue Rich Lunsford, President US Commercial Operations Pascal Girin, President International Driving Technology Pipeline - Product & Data Focusing on Marketing, R&D, Clinical, Strategy, Quality, Regulatory Stacy Enxing Seng, President Peripheral Vascular and FoxHollow Technologies Matthew Jenusaitis, President Neurovascular Driving Mfg Cost and Supply Chain Synergies FoxHollow, Neurovascular, Peripheral Vascular David Mowry, Senior Vice President Corporate Manufacturing

1st Qtr 2nd Qtr East 6 2 The Union of Need and Solution Minimally Invasive Solutions The PAD Opportunity Receive Treatment 2 million No Treatment 6 million Estimated 2007 US Market Size $1,070 MM* Estimated US Prevalence* 1st Qtr 2nd Qtr East 57.15 577.85 200 235 Significant growth opportunity Stents $635 MM Atherectomy $200 MM PTA $235 MM ev3 Stent Share Total prevalence 8 million people * AHA estimates for Prevalence; Internal estimates for Market Size

Best in Class Solutions for Peripheral Vascular Disease

ev3
THE ENDOVASCULAR COMPANY


Carotid
Renals
Iliac
SFA
Tibial/Lower Leg

- Protégé Rx
- SpiderFX

- Paramount Mini
- Submarine PTA

- EverFlex
- Protégé Biggs
- Visi-Pro
- Sailor PTA
- Admiral PTA
- Rinspirator
- X-Sizer

- SilverHawk
- EverFlex Long
- Admiral PTA
- Sailor PTA
- Submarine PTA
- SpiderFX
- Rinspirator
- X-Sizer

- SilverHawk
- Nanoflex*
- Ampherion PTA
- SpiderFX

* Pending 510(k) clearance

12

Lower Limb Growth Potential No to Mild Calcium Moderate to Severe Calcium Lesion type 68 32 Interventional Treatment Surgical 335 Endovascular 440 Surgical Endovascular Growth potential: Conversion of open interventions to endovascular Growth potential: Optimized treatment tools for calcified lesions Sources: Internal estimates; LifeStent trial results reported @ TCT 2007 (Iliac, SFA, BTK)

Upside: Cross Selling in Current Accounts FH: 500 Accounts representing 80% of revenue Average Account $270,000 Upside in penetrating current accounts $60M: Upside in pre-merger ev3 non-overlapped accounts $74M: Upside in pre-merger FH non-overlapped accounts Approximately 700 additional accounts under penetrated ev3: 360 Accounts representing 80% of revenue Average Account $206,000 Account Overlap = 140 $134M Opportunity Internal estimates based on Q306 - Q207 analysis

Streamlined US PV Sales Organization Q4 US PV Sales Org Positions 2008 US PV Sales Org VPs ADs RMs TMs PVCs Total Sales Personnel East-West 3 East-3 West 12 East-11 West 7 per Region : East-Central-West Eliminated 5-6 per Division 10 per Region : : : : : : : : : 24 160 23 6 2 ~15 ~150 17 0 3 ~215 ~185 Results: Broader coverage Increased efficiency u u

Global Endovascular Sales Organization

Location	Peripheral Vascular	Neurovascular
United States	185	30
Europe	43	19
Other International Markets	10	5
	~238	~54

- Strong global sales channel to endovascular specialists
- Providing exceptional customer service, support & education
- Scalable to support future growth

16

1st Qtr 2nd Qtr East 610000 90000 US Neurovascular Market Minimally Invasive Solutions The Neuro Opportunity Hemorrhagic Stroke 90,000 Ischemic Stroke 610,000 Estimated 2007 US Market Size $200 MM* Estimated US Prevalence* 1st Qtr 2nd Qtr East 6.5 123.5 45 25 Major growth potential Coils $130 MM Access Devices $45 MM Liquid Embolics $25 MM ev3 Coil Share Total stroke prevalence 700,000 people per year * AHA estimates for Prevalence; Internal estimates for Market Size

Comprehensive Global Neurovascular Product Portfolio



Broadest Neurovascular Portfolio

Aneurysm
- Axium™
- Onyx® HD-500
- Solitaire*
- Echelon

AVM
- Onyx® Low Viscosity
- Axium™
- Marathon

IVMs
- Onyx®
- Axium™
- Marathon
- HyperGlide / HyperForm

Vasospasm
- HyperGlide / HyperForm
- Echelon

Ischemic
- Solitaire*
- HyperGlide / HyperForm

* Not approved for sale in US

18

2008 Neurovascular Market Opportunity Embolization Coils Liquid Embolics Aneurysm Stents Access & Delivery 362081 40000 50000 220000 Growth Drivers: Continued market share gain in embolic products Expansion and share gain with access and delivery Entry into aneurysm stent market segment 2008 Opportunity: All about Axium! 10% Coil Share +$35M Total 2008 Estimated Neuro Market for Hemorrhagic Stroke* $672 Million * Internal estimates

AXIUM(tm) Detachable Coil System WW Detachable Coil Opportunity* 2005 2010 CAGR $253 M $570 M 18% WW Neurovascular Opportunity* 2005 2010 CAGR $550 M $1,350 M 20% Unique implant design Optimized softness and packability Conformable and stable coil design Platinum and surface modified Instant reliable detachment Single-handed actuator Simple, elegant design * Internal estimates

Novation Partnership Will Drive U.S. Share Dual Source Neurovascular Award Greater than 70% of Neurovascular purchases in the U.S. are Novation accounts Onyx growth in Novation outpaces non-Novation market Axium conversion is the target of the joint sales activity Multi-Source and Multi-Category Peripheral Vascular Award Self-Expanding stents, balloon expandable stents, PTA, Thrombectomy, Embolic Protection and Carotid Broadest award among Peripheral Vascular Players Peripheral stents primary focus of joint sales activity Cordis contract not renewed

International Drives Growth 2003 2004 2005 2006 2007 2008 30 44 62 81 107 140 2003 2004 2005 2006 2007 2008 Actual results Projected results International Revenue* ($ Millions) * Translated to U.S. Dollars at the applicable or estimated foreign exchange rate for the periods presented

Substantial Product Pipeline - Neurovascular Pending required regulatory approvals 2008

Robust Product Pipeline - Peripheral Vascular Pending required regulatory approvals 2008

World Wide Clinical Trials 2008 World Wide Clinical Trials 2008

Guidance Revenues: Q1 2008: $107 million or greater 2008: $500 million or greater Adjusted EPS* per diluted share: Q1 2008: $0.08 or greater 2008: $0.50 or greater *Adjusted EPS guidance is based on shares outstanding of approximately 107 million and is adjusted to exclude the impact of non-cash stock-based compensation, amortization expense and one-time transaction and integration related expenses.

Business Model Structure Full Year 2008 Sales Gross Margin Selling, General & Administrative Research & Development Stock-Based Comp/Amort./Other Taxes Adjusted Earnings 100% 72% 42% 12% 12% 3% 11%

Giving life to endovascular excellence